MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HOUSEHOLD FINANCE CORPORATION,
Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOTIVE TRUST V
Class A Notes, Series 2000-2

1. This Certificate relates to the Distribution Date occurring on	November 17, 2000

2. Series 2000-2 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$29,372,586.18

(b) The amount of Available Funds with respect to the Collection Period was equal to	$29,385,711.60

(c) The Liquidated Receivables for the Collection Period was equal to	$6,487,950.39

(d) Net Liquidation Proceeds for the Collection Period was equal to	$2,133,911.44
(i) The annualized net default rate	5.828674%

(e) The principal balance of Series 2000-2 Receivables at the beginning
of the Collection Period was equal to	$906,663,416.62

(f) The principal balance of Series 2000-2 Receivables on the last day
of the Collection Period was equal to	$886,144,524.70

(g) The aggregate outstanding balance of the Series 2000-2 Receivables which were one payment (1-29 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$57,499,000.00

(h) The aggregate outstanding balance of the Series 2000-2 Receivables which were two payments (30-59 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$19,015,000.00

(i) The aggregate outstanding balance of the Series 2000-2 Receivables which were three or more payments (60+ days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$7,973,000.00

(j) The Base Servicing Fee paid on the Distribution Date was equal to	$2,266,658.54

(k) The Principal Distributable Amount for the Distribution Date was equal to	$13,337,279.75

(l) The Principal Amount Available for the Distribution Date was equal to	$25,624,592.50

(m) The Aggregate Note Principal Balance was equal to	$589,331,220.80

(n) The Aggregate Optimal Note Principal Balance was equal to	$575,993,941.06

(o) The Targeted Credit Enhancement Amount was equal to	$336,734,919.39

(p) The Targeted Credit Enhancement Amount as a percentage of the Pool
Balance on the Distribution Date was equal to	$0.38

(q) The Targeted Reserve Account Balance was equal to	$26,584,335.74

(r) The Reserve Account Deposit Amount for the Distribution Date	$0.00

(s) The Maximum Reserve Account Deposit Amount for the Distribution Date	$5,105,700.58

(t) The Reserve Account Shortfall for the Distribution Date	$0.00

(u) The amount on deposit in the Reserve Account after distributions was equal to	$26,584,335.74

(v) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	3.000000%

(w) The Targeted Overcollateralization Amount was equal to	$310,150,583.65

(x) The ending overcollateralization was equal to	$310,150,583.65

(y) The ending overcollateralization as a percentage of the Pool Balance on the
Distribution Date was equal to	35.000000%

(z) The Weighed Average Coupon (WAC) was equal to	18.439000%

(aa) The Weighed Average Remaining Maturity (WAM) was equal to	57

3. Noteholder Information
(a) Class A-1
A. Information Regarding Distributions
1. Total Distribution per $1,000	$96.43141
2. Principal Distribution per $1,000	$93.26769
3. Interest Distribution per $1,000	$3.16372

B. Calculation of Class A-1 Interest Due
1. Class A-1 related Note Rate	6.812500%
2. Class A-1 principal balance - beginning of period	$77,120,220.80
3. Accrual convention	Actual/360
4. Days in Interest Period	31
5. Class A-1 interest due	$452,411.85
6. Class A-1 interest paid	$452,411.85
7. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
8. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 principal balance - beginning of period	$77,120,220.80
2. Class A-1 principal - amount due	$13,337,279.75
3. Class A-1 principal - amount paid	$13,337,279.75
4. Class A-1 principal balance - end of period	$63,782,941.06
5. Class A Principal Carryover Shortfall with respect to Class A-1	$0.00
6. Class A-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-1 Notes as a percentage of the total Notes outstanding on the Distribution Date	11.073544%
8. Class A-1 Notes as a percentage of the Pool Balance on the Distribution Date	7.197803%

(b) Class A-2
A. Information Regarding Distributions
1. Total Distribution per $1,000	$6.00833
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$6.00833

B. Calculation of Class A-2 Interest Due
1. Class A-2 related Note Rate	7.210000%
2. Class A-2 principal balance - beginning of period	$157,000,000.00
3. Accrual convention	30/360
4. Days in Interest Period	31
5. Class A-2 interest due	$943,308.33
6. Class A-2 interest paid	$943,308.33
7. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
8. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 principal balance - beginning of period	$157,000,000.00
2. Class A-2 principal - amount due	$0.00
3. Class A-2 principal - amount paid	$0.00
4. Class A-2 principal balance - end of period	$157,000,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-2	$0.00
6. Class A-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-2 Notes as a percentage of the total Notes outstanding on the Distribution Date	27.257231%
8. Class A-2 Notes as a percentage of the Pool Balance on the Distribution Date	17.717200%
9. Class A-1 and A-2 Notes as a percentage of the Pool Balance on the Distribution Date	24.915004%

(c) Class A-3
A. Information Regarding Distributions
1. Total Distribution per $1,000	$6.11667
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$6.11667

B. Calculation of Class A-3 Interest Due
1. Class A-3 related Note Rate	7.340000%
2. Class A-3 principal balance - beginning of period	$172,000,000.00
3. Accrual convention	30/360
4. Class A-3 interest due	$1,052,066.67
5. Class A-3 interest paid	$1,052,066.67
6. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
7. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 principal balance - beginning of period	$172,000,000.00
2. Class A-3 principal - amount due	$0.00
3. Class A-3 principal - amount paid	$0.00
4. Class A-3 principal balance - end of period	$172,000,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-3	$0.00
6. Class A-3 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-3 Notes as a percentage of the total Notes outstanding on the Distribution Date	29.861425%
8. Class A-3 Notes as a percentage of the Pool Balance on the Distribution Date	19.409926%
9. Class A-1, A-2 and A-3 Notes as a percentage of the Pool Balance on the Distribution Date	44.324930%

(d) Class A-4
A. Information Regarding Distributions
1. Total Distribution per $1,000	$6.19167
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$6.19167

B. Calculation of Class A-4 Interest Due
1. Class A-4 related Note Rate	7.430000%
2. Class A-4 principal balance - beginning of period	$183,211,000.00
3. Accrual convention	30/360
4. Class A-4 interest due	$1,134,381.44
5. Class A-4 interest paid	$1,134,381.44
6. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
7. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 principal balance - beginning of period	$183,211,000.00
2. Class A-4 principal - amount due	$0.00
3. Class A-4 principal - amount paid	$0.00
4. Class A-4 principal balance - end of period	$183,211,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-4	$0.00
6. Class A-4 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-4. Notes as a percentage of the total Notes outstanding on the Distribution Date	31.807800%
8. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	20.675070%
9. Class A-1, A-2, A-3 and A-4 Notes as a percentage of the Pool Balance on the Distribution Date	65.000000%